Goldman Sachs US Financial Services Conference 2017 John F. Woods Chief Financial Officer December 6, 2017 Exhibit 99.1

Forward-looking statements and use of key performance metrics and non-GAAP financial measures This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; the rate of growth in the economy and employment levels, as well as general business and economic conditions; our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets; our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations; liabilities and business restrictions resulting from litigation and regulatory investigations; our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; the effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks; and management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our board of directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the United States Securities and Exchange Commission on February 24, 2017. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our management team uses key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. We have established the following financial targets, in addition to others, as KPMs, which are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can largely be found in our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases. Our key performance metrics include: Return on average tangible common equity (ROTCE); Return on average total tangible assets (ROTA); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio (U.S. Basel III Standardized fully phased-in basis). In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as “Adjusted” or “Underlying” results. We believe that these “Adjusted” or “Underlying” results provide the best representation of our financial progress toward these goals as they exclude items that our management does not consider indicative of our ongoing financial performance. KPMs that contain “Adjusted” or “Underlying” results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document contains non-GAAP financial measures. The appendix presents reconciliations of our non-GAAP measures. These reconciliations exclude “Adjusted” or “Underlying” items, which are included, where applicable, in the financial results presented in accordance with GAAP. “Adjusted” or “Underlying” results, which are non-GAAP measures, exclude certain items, as applicable, that may occur in a reporting period which management does not consider indicative of on-going financial performance. The non-GAAP measures presented in the appendix include reconciliations to the most directly comparable GAAP measures and are: “noninterest income”, “total revenue”, “noninterest expense”, “pre-provision profit”, “total credit-related costs”, “income before income tax expense”, “income tax expense”, “effective income tax rate”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “amortization of software expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”. We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our “Adjusted” or “Underlying” results in any period do not reflect our operational performance in that period and, accordingly, it is useful to consider our GAAP results and our “Adjusted” or “Underlying” results together. We believe this presentation also increases comparability of period-to-period results. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

Solid franchise with leading positions in attractive markets



CFG corporate headquarters Providence, RI
CFG branch location
CFG non-branch location

Franchise capabilities reach beyond our traditional footprint

Consumer	Commercial

Consumer

In Footprint

- Retail Deposit Services
- Mobile/Online Banking
- Mortgage[6]
- Home Equity Loans/Lines
- Credit/Debit Card
- Wealth Management
- Business Banking

National

- Auto
- Education Finance
- Unsecured & Installment Lending

Commercial

Strength in Footprint and National Reach

- Corporate Banking
- Commercial Real Estate
- Franchise Finance
- Asset Finance
- PE/Sponsor Finance
- Healthcare/Technology/ Oil & Gas/Not-for-Profit verticals
- Capital Markets
- Global Markets
- Mergers and Acquisitions
- Treasury Solutions
- Commercial Deposit Services

- $151.4 billion in total assets[1]
- Robust deposit market share of 12% in top 10 MSAs[2]
  - #2 deposit market share in New England[2]
- Diverse economies/affluent demographics
- Serve 5 million+ individuals, institutions and companies
  - 2.6 million retail households
  - ~3,300 Commercial clients[3]
- ~17,700 colleagues
- ~1,200 retail branches — ranked #11[4]
- ~3,200 ATM network — ranked #7[4]
- #5 ranked Middle Market lead/joint lead bookrunner[5]

1) As of September 30, 2017.
2) Source: FDIC June 2017 and SNL Financial. Top MSAs determined by retail branch count. Branches with ≥$500 million in deposits excluded. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions deemed not to broadly participate in the banking services market and other non-retail competitor banks.
3) Commercial credit client count as of July 31, 2017.
4) SNL Financial as of 2Q17.
5) Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 3Q17 based on $ volume for U.S. Traditional Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
6) Mortgage includes select originations outside the traditional branch banking footprint.

Citizens Financial Group, Inc.™

2

Substantial progress in prudently growing the balance sheet

Top 5 deposit market share in 9 of 10 largest MSAs[4]

$90.9 billion
2012[11]



20%
80%

$106.1 billion
3Q17[11]



29%
71%

Total loans and leases[3]

$80.3 billion
2012[11]



43%
57%

$107.4 billion
3Q17[11]



45%
55%

Consumer   Commercial

Dimension[1]	Rank[2]
Assets: $151.4 billion	#12
Loans: $110.2 billion[3]	#11
Deposits: $113.2 billion	#12 nationally; Top 5 rank in 9/10 markets[4]
Mortgage: $16.6 billion	#13 nationally[5]
Education: $8.0 billion	Top 4 rank nationally[6]
HELOC: $13.7 billion	Top 5 rank: 9/9 markets[7]
Digital adoption	37%[8]
Consumer customer experience	2nd highest among banks[9]
Commercial client satisfaction	94%[10]

Source: SNL Financial. Data as of 12/31/2016, unless otherwise noted.
1) CFG data as of September 30, 2017.
2) Ranking based on 6/30/2017 data, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
3) Period-end balances. Excludes held for sale.
4) Source: FDIC, June 2016. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions deemed not to broadly participate in the banking services market and other non-retail competitor banks.
5) Inside Mortgage Finance Publications, Inc. Copyright © 2017. Ranking based on origination volume as of 1Q17.
6) CFG estimate, based on published company reports, where available; private student loan origination data as of 3Q17.
7) According to Equifax; origination volume as of 2Q17.
8) Non-branch deposit transactions as of 2Q17.
9) 2017 Tempkin Experience Ratings, U.S. March 2017. Second highest in customer experience (79%) among banks and 6.8 points above industry average.
10) Top 2 Box score. Barlow Research 2017.
11) Period-end balances. Reflects loans and deposits in our business operating segments, Consumer and Commercial. Consumer/Commercial deposit and loan mix percentages exclude non-core loans and brokered deposits in Other.

Citizens Financial Group, Inc.™

3

Making consistent progress against our financial goals

Strong execution against all strategic initiatives and continued momentum

ROTCE[1]
(Return on average tangible common equity)



4.3%
6.2%
5.8%
6.6%
8.6%
8.0%
10.1%
3Q13[2]
3Q14
3Q15
3Q16
3Q17

IPO-based medium-term target

10%+

Efficiency ratio[1]



68.5%
69.8%
68.0%
66.0%
63.3%
62.9%
59.4%
3Q13[2]
3Q14
3Q15
3Q16
3Q17

IPO-based medium-term target

~60%

ROTA[1]
(Return on average total tangible assets)



0.52%
0.66%
0.61%
0.68%
0.86%
0.80%
0.96%
3Q13[2]
3Q14
3Q15
3Q16
3Q17

1.0%+

EPS[1]
(Diluted EPS)



$0.26
$0.36
$0.34
$0.40
$0.56
$0.52
$0.68
3Q13[2]
3Q14
3Q15
3Q16
3Q17

Outlook remains positive to drive continued improvement for all stakeholders; goal is to be a top-performing bank

Reported results   Adjusted results[1]

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and in the appendix of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their calculation and/or reconciliation to GAAP financial measures, as applicable. "Adjusted" results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items.
2) Commencement of separation effort from RBS.

Citizens Financial Group, Inc.

4

Turning the corner — elevated our mission & sharpened how we will differentiate To help our customers, colleagues and communities reach their potential Expertise and deep knowledge of customers High-quality advice Team approach Insights from data and analytics Focus on customer journeys Selective in how and where we play Self-fund investments through efficiency, expense discipline and mindset of continuous improvement Utilizing new technologies to deliver more effective outcomes at lower costs Good stewards of our capital Mission Differentiating our business Customer focus Turning the Corner We have executed well on our turnaround plan We have built a solid foundation with multiple levers to continue to improve our performance to peer median and beyond Entering a new phase focused on becoming a top-performing bank We are confident in our outlook based on our focus on customer experience, mindset of continuous improvement and commitment to excellence in our capabilities Financial discipline Uptiering leadership and talent Since January 2015 have attracted or promoted from within ~39% of our Executive Leadership Group (top 132) New experienced leadership for 3 out of 5 of the Commercial regions

Further opportunities to improve returns Continuous improvement – TOP programs Balance Sheet Optimization (BSO) Growth in fee income businesses Capital management Potential tax reform Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and in the appendix of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their calculation and/or reconciliation to GAAP financial measures, as applicable. Since 3Q13, delivered 5.8% improvement in ROTCE to 10.1%(1)

Further opportunities to improve returns: TOP Continuous improvement - TOP programs Self-fund investments through efficiency, expense discipline and mindset of continuous improvement Use new technologies to deliver more effective outcomes at lower costs TOP IV program targeting run-rate pre-tax benefit of ~$95 - $110 million by end of 2018 Targeting strong positive operating leverage to self-fund growth initiatives Efficiency Initiatives (selected examples) Organization Simplification: Focusing on spans and layers, centralization/centers of excellence, and role clarity Lean/Process Improvement: Redesigning end-to-end processing and leveraging automation to reduce costs and improve outcomes Vendor/Indirect Spend: Further vendor efficiencies and demand management (e.g., market data) Customer Journeys (revenue + efficiency): Simplifying and streamlining external customer-centric processes Revenue Initiatives (selected examples) New Channels: Using digital as a sales engine, building out direct to consumer mortgage, and leveraging the call center to offer ‘service to solutions’ Expanding into Growth Areas: Next wave of corporate partnerships (Vivint, TBA) and expanding C&I lending in growth markets Build-out Fee Income Capabilities: Scaling M&A advisory (Western Reserve), building our Commercial Securitization, and scaling MSR purchases

Further opportunities to improve returns: BSO Balance Sheet Optimization (“BSO”) Improve risk-adjusted returns and NIM while driving growth Enterprise-wide initiative with the same intensity and rigor as our TOP efficiency programs Recycle capital into more accretive growth and relationship categories given our improved return profile Grow higher-return assets Reposition/optimize select assets Optimize deposit mix with a focus on lower-cost categories Positioned for continuing benefit from asset sensitive position as rates rise

Entering next phase of balance sheet optimization

Continuous effort to improve risk-adjusted returns and NIM while driving growth

	Strong growth - Leveraging capital	Continue growth, optimization and capital return	
	IPO	**Today**	**Target**
Assets	▪ Loan growth well above nominal GDP ▪ Aligned incentives and pricing economics	▪ Loan growth modestly ahead of nominal GDP ▪ More rigorous approach to recycling capital ▪ ~½ of the 21bps improvement in NIM 3Q17 YoY due to mix	▪ Continue loan growth ahead of nominal GDP ▪ Even more refined capital allocation methodologies
Funding	▪ Grew deposits through promotional activities ▪ Began pivoting to more peer-like funding structure	▪ Data & analytics drive targeting ▪ Executing targeted mobile and online digital customer acquisition ▪ Utilizing targeted direct-mail offers in lieu of 'mass promotions'	▪ Take deposit strategies to next level ▪ Leverage enhanced product capabilities to drive DDA ▪ Diversify funding base through digital channels
Capital	▪ Above peer median capital levels ▪ Built out CCAR loss models ▪ Jumpstart capital leverage	▪ Continue to maintain strong CET1 capital position relative to our peers ▪ Continue share repurchases each quarter, sensitive to valuation	▪ Achieve peer-like capital levels and mix
Capabilities	▪ Investment in core infrastructure/ capabilities ▪ Improved understanding of risk-adjusted returns	▪ Develop new pricing/profitability tools to enhance measurement ▪ Expand management expertise and improve decision making ▪ Continue to invest in expanded capabilities/ product offerings	▪ Pursue BSO with "TOP-like" rigor and focus ▪ Leverage new capabilities, tools and techniques

Solid plans to meaningfully close NIM gap and improve returns to peer levels

Citizens Financial Group, Inc.

9

Low High Home Equity Organic Auto Mid-Corporate Purchased Retail Industry Verticals Business Banking Personal Unsecured Potential to develop primary bank relationships Low Medium High Portfolio Mortgage Middle Market CRE Organic Student Franchise Asset Finance (Front Book) Salable Mortgage Asset Finance (Legacy) Credit Card MSR Unsecured Product Financing Partnerships Note: Size of bubble denotes 2017 estimated loan concentration Evaluation of loan portfolio Targeting higher return and deeper relationship lending Returns Grow Education and Unsecured lending; reduce Auto Utilize FinTech relationship and SBA to enhance Business Banking Further expand in-footprint Home Equity market share Further invest in direct-to-consumer mortgage channel and improve conforming mix Consumer Commercial Continue to deepen Mid-corporate and Middle Market relationships while expanding and further penetrating in Southeast, Midwest and NYC Expand and enhance industry-based expertise Improve Commercial Real Estate client penetration with top developers in core geographies Reposition non-core assets including Asset Finance HIGHER return & strategic value MODERATE return & strategic value LOWER return & strategic value

Targeting lower cost relationship-oriented deposit base

Evaluation of deposits



Low
Cost
High
Low
Medium
High
Strategic value
Consumer and Commercial DDA
Consumer CWI
Personal Savings
Consumer MMKT
Consumer Relationship CDs
Government DDA
Commercial MMKT
Commercial CWI
Pooled Government*
Treasury
FI
Promo Consumer CD
HIGHER cost & LOWER strategic value
MODERATE cost & strategic value
LOWER cost & HIGHER strategic value

Note: Size of bubble denotes 2017 estimated deposit concentration
*Does not include core cash management services

Consumer

- Data & analytics drive personalized targeting across products
- Targeted mobile and digital acquisition
- Opportunity to acquire lower-cost deposits by closing gap with peer marketing spend

Commercial

- Upgrading cash management platform with targeted launch in 4Q18
- Upgraded AccessEscrow platform and added resources to further specialize in escrow-related services
- Targeting select companies in deposit-rich industry segments

Citizens Financial Group, Inc.

11

Strong deposit base, with opportunities to grow stable deposits cost-effectively

$112.9 billion 3Q17 average deposits



82% Core(1)
Wholesale
6%
Term
12%
25%
Demand
19%
Checking with Interest
38%
Savings & Money Market

Cost of deposits: 0.43%[2]

- Expect through-the-cycle deposit betas of ~60%
  - 3Q17 cumulative beta of 22% since 3Q15

Consumer

- Data & analytics drive holistic and personalized customer targeting models across all programs and products
- Executing targeted mobile and online digital customer acquisition
- Utilizing targeted direct-mail offers in lieu of 'mass promotions'
- Launched pilot for in-branch offers
  - Customer-data models focus on relationship, volume and persistence of deposits
  - Improves customer experience
  - Deliver deposit growth at improved efficiency
- Opportunity to acquire lower-cost deposits by closing the gap with peer marketing spend in specific markets

Commercial

- Upgrading cash management platform with targeted launch in 4Q18
- Upgraded our AccessEscrow platform and added resources to further specialize in escrow-related services
- Adding deposit product specialists to support relationship bankers
- Targeting select companies in deposit-rich industry segments

1) Core excludes term and wholesale deposits.
2) Annualized costs of deposits for the three months ended September 30, 2017.

Citizens Financial Group, Inc.

12

Remain rate sensitive Net interest income positioned to continue to benefit from rising rates Our asset sensitivity has remained relatively stable at 5.4% Interest rate sensitivity trend Interest rate sensitivity ranking (200 bps gradual increase) Note: CFG data as of 3Q17. Peer data from SNL as of 3Q17. Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB. Peer estimates based on the public disclosures as of the most recent quarter available and utilizes a 200 basis point gradual increase above 12-month forward curve except PNC, which is based on a 100 basis point gradual increase and STI, which is based on a 200 basis point shock. PNC and STI excluded from peer median.

Further opportunities to improve returns: Growth in fee income businesses Fee income Wealth Investments in FCs and sales, technology platforms and products with shift toward managed money SpeciFi™ robo-advisor product Business Banking Fundation FinTech partnership to automate small business underwriting Mortgage Remix toward direct-to-consumer and conforming product Further leverage servicing platform Capital & Global Markets Broaden capabilities in DCM, M&A, CRE New FX options/currency swaps platform and capabilities Treasury Solutions Replatforming cash management system Investments in trade finance, merchant services and commercial card Consumer Commercial Organic growth orientation, with potential for selective fee-based acquisitions

Focus on growing fee income delivering steady progress



$ millions
YoY fee income growth
↓ 12% Y/Y GAAP
↑ 4% Y/Y Adjusted(1)
$435
$368(1)
$377
$379
$370
$381(1)
$381
3Q16
4Q16
1Q17
2Q17
3Q17
Service charges and fees
Card fees
Capital markets fees
Trust & inv services fees
LC and loan fees
FX and int rate products
Mortgage banking fees
Securities gains, net
Other income
Adjusted or Underlying results(1)

Organic growth orientation through investments, with potential to augment through selective fee-based acquisitions

Consumer

- **Wealth fees:** Fee-based sales 41% for 3Q17. Enhanced client targeting should drive additional growth
- **Mortgage fees:** Seeing success in shifting conforming mix to 41% in 3Q17 with more opportunity to improve. Expect to continue to maintain share in an overall down market
- **Card fees:** Growth reflects increased volumes alongside initiatives to improve customer experience

Commercial

- **Capital Markets:** Higher loan syndication and M&A advisory fees, reflecting impact of broker-dealer launch, augmented talent base and 2Q17 acquisition of Western Reserve Partners
- **Global Markets:** Higher FX fees bolstered by enhanced capabilities; heightened focus on structured solutions, strong client engagement
- **Treasury Solutions:** Cash, card, trade, merchant buoyed by deepening relationships; focus on strategic initiatives to grow low-cost deposits

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and in the appendix of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their calculation and/or reconciliation to GAAP financial measures. "Adjusted" results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items ("TDR Transaction"). Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact.

Citizens Financial Group, Inc.

15

Further opportunities to improve returns: Capital management

Capital management

CET1 capital comparison[1]



CMA 11.5%
RF 11.3%
CFG 11.1%
MTB 11.0%
FITB 10.6%
Peer avg 10.5%
PNC 10.3%
KEY 10.3%
BBT 10.2%
STI 9.6%
USB 9.6%
Common equity tier 1

Highlights

- Continue to maintain strong CET1 capital position relative to our peers
  - Expect annual normalization of ~40 bps given both capital return and strong loan growth
  - Expect peer average to move towards 9.5% - 10% over time
- 2017 Capital Plan includes ability to increase quarterly common dividend by a further 22% beginning in 1Q18
- Dividend and repurchase policy
  - Target 30-40% dividend payout; attractive yield
  - Continue to repurchase shares each quarter, while being sensitive to valuation
- Project CET1 of ~10.9% at Dec 31, 2017

CFG CET1 2017YE Outlook			10.9%
Peer publicly-stated CET1 targets[2]			
BBT	~10.0%	PNC	~8.0-9.0%
FITB	~10.0%	RF	~9.5%
KEY	~9.0% - 9.5%	STI	<9.0%
MTB	low end of peers	USB	8.5%
Peer Avg			**~9.2%**

1) Source: SNL Financial. Data as of 3Q17. Based on regulatory data. Per the final transition provision rule issued by banking regulators on November 21, 2017, U.S. Basel III ratio definitions impacting risk weighted assets and qualifying U.S. Basel III Capital will be fully phased in as of January 1, 2018.
2) Capital targets from company earnings calls, company disclosures and CFG estimates. As of 11/27/17.

Citizens Financial Group, Inc.

16

Implications of potential tax reform Potential tax reform Proposed tax changes are estimated to have a significant positive impact on our results when enacted into law Assuming a January 1, 2018 effective date: Estimated mid-to-high teens percentage increase in pro forma FY2018 net income and EPS reflecting lower corporate statutory tax rate of 20% and other changes(1) Estimated potential one-time tax benefit of ~$325-$375 million associated with adjustments largely related to our deferred tax liability of ~$740 million; corresponding benefit to EPS of ~$0.65-$0.75 and increase to CET1 of ~25-30 bps(1) Congressional reconciliation process, including a delay in enactment until 2019, could have significant positive or negative impact on the above preliminary estimates Estimated pro forma full-year 2018 impacts based on Bloomberg consensus estimates as of December 4, 2017 and reflect our preliminary interpretation of the Tax Cut and Jobs Act passed by the U.S. House of Representatives on November 16, 2017, including a corporate statutory tax rate of 20%. Deferred tax liability as of September 30, 2017.

Key messages Citizens 3Q17 results highlight disciplined execution and continued momentum Exceeded IPO medium-term targets of 10% ROTCE and 60% efficiency ratio(1) Delivered EPS growth of 21% YoY, 31% on Adjusted basis;(1) YTD 2017 YoY Adjusted growth of 38% Operating leverage of 6% YoY, 7% on Adjusted basis(1) Executing well on TOP programs Robust balance sheet position 11.1% CET1 ratio permits strong loan growth and attractive returns to shareholders Continued improvement in credit quality and key coverage metrics Remain focused on growing more attractive risk-adjusted return portfolios Strong execution against all strategic initiatives Keen focus on continuous improvement Continue to self-fund significant investments in technology, talent and growth initiatives and delivering enhanced customer experience Potential tailwinds from positive regulatory environment, impacts of potential tax reform and potential rate hike Outlook remains positive to drive continued improvement for all stakeholders; goal is to be a top-performing bank Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and in the appendix of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. “Adjusted” results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items (“TDR Transaction”). Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. Where there is a reference to “Adjusted”, “Underlying” or “Adjusted/Underlying” results in a paragraph, all measures that follow these references are on the same basis, when applicable.

Appendix

Organization Simplification: savings identified through shadow role elimination, rightsizing and “gearing”, and other operational efficiencies; moving to implementation across businesses Lean/Process Improvement: lean engineering team hired; sprints underway for risk/compliance and end-to-end Commercial credit; next wave of sprints in progress; standing up Lean “Academy” Vendor/Indirect Spend: actions complete for more than half of identified opportunities; work underway for remaining opportunities with focus on IT vendor savings opportunities and market data Customer Journeys (revenue + expense): New Relationship Experience journey underway with plans to launch in 1Q18; Problem Resolution & Fraud journeys launched late Sep./early Oct. with high impact opportunities identified TOP IV initiatives ramping up and making good progress New Channels Direct-to-Consumer Mortgage: direct marketing lead program launched; pull through rates ahead of expectations; delivering ancillary benefits to Home Equity Digital as a Sales Engine: technical build underway to drive more relevant and personalized offers through digital banking channels; targeting launch in 1H18 Expanding into Growth Areas Corporate Partnerships/Unsecured Lending: good initial progress with Vivint partnership; refining partnership pipeline opportunity across several segments Southeast Expansion: Regional Executive and dedicated team hired; positive momentum with high quality, new-to-bank wins; building pipeline of opportunities Build out of Fee Income Capabilities M&A Advisory: integration of Western Reserve complete; building pipeline of opportunities; added staff to Valuations team to build out expertise Securitizations: dedicated team hired; working with risk teams to build out risk acceptance criteria; initiated marketing during 4Q17 Revenue Efficiencies

At Citizens, we continue to smartly grow our balance sheet á 22% Good loan growth with rising yields Return on loan book regulatory capital improving(2) Stress losses as a % of loans down(3) Total loans(1) $ billions Average loan balances. Reflects after-tax return calculated as loan interest income/regulatory capital assuming a CET1 target of 10.5%. Total loan losses as a percentage of the total loan book based on FRB Severely Adverse Scenario 9-quarter horizon for 2014, 2015, 2016 and 2017. á 14% ↓ 17% Stressed losses Loan portfolio returns

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Noninterest income, Adjusted: Noninterest income (GAAP) $381 $370 $379 $377 $435 $11 0.03 $-54 -0.12 $1,130 $1,120 $10 0.01 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Noninterest income, Adjusted (non-GAAP) $381 $370 $379 $377 $368 $11 0.03 $13 0.04 $1,130 $1,053 $77 7.0000000000000007E-2 Total revenue, Adjusted: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Noninterest expense, Adjusted: Noninterest expense (GAAP) C $858 $864 $854 $847 $867 $-6 -0.01 $-9 -0.01 $2,576 $2,505 $71 0.03 Less: Notable items — — — — 36 — — -36 -,100 — 36 -36 -,100 Noninterest expense, Adjusted (non-GAAP) D $858 $864 $854 $847 $831 $-6 -0.01 $27 0.03 $2,576 $2,469 $107 0.04 Pre-provision profit: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -1 -9 -1 2,576 2,505 71 3 Pre-provision profit (GAAP) $585 $532 $530 $516 $513 $53 0.1 $72 0.14000000000000001 $1,647 $1,387 $260 0.19 Pre-provision profit, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -1 27 3 2,576 2,469 107 4 Pre-provision profit, Adjusted (non-GAAP) $585 $532 $530 $516 $482 $53 0.1 $103 0.21 $1,647 $1,356 $291 0.21 Income before income tax expense, Adjusted: Income before income tax expense (GAAP) $513 $462 $434 $414 $427 $51 0.11 $86 0.2 $1,409 $1,120 $289 0.26 Less: Income before income tax expense (benefit) related to notable items — — — — 31 — — -31 -,100 — 31 -31 -,100 Income before income tax expense, Adjusted (non-GAAP) $513 $462 $434 $414 $396 $51 0.11 $117 0.3 $1,409 $1,089 $320 0.28999999999999998 Income tax expense, Adjusted: Income tax expense (GAAP) $165 $144 $114 $132 $130 $21 0.15 $35 0.27 $423 $357 $66 0.18 Less: Income tax expense (benefit) related to notable items — — — — 12 — — -12 -,100 — 12 -12 -,100 Income tax expense, Adjusted (non-GAAP) $165 $144 $114 $132 $118 $21 0.15 $47 0.4 $423 $345 $78 0.23 Net income, Adjusted: Net income (GAAP) E $348 $318 $320 $282 $297 $30 0.09 $51 0.17 $986 $763 $223 0.28999999999999998 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income, Adjusted (non-GAAP) F $348 $318 $320 $282 $278 $30 0.09 $70 0.25 $986 $744 $242 0.33 Net income available to common stockholders, Adjusted: Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7.0000000000000007E-2 $51 0.18 $972 $749 $223 0.3 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income available to common stockholders, Adjusted (non-GAAP) H $341 $318 $313 $282 $271 $23 7.0000000000000007E-2 $70 0.26 $972 $730 $242 0.33 KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 3.3700000000000001 $63 4.5699999999999998 $4,223 $3,892 $331 8.5000000000000006 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -0.69 -9 -1.04 2,576 2,505 71 2.83 Operating leverage 4.0599999999999997 5.6099999999999997 5.67 Operating leverage, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 3.3700000000000001 $130 9.9000000000000005 $4,223 $3,825 $398 0.1041 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -0.69 27 3.25 2,576 2,469 107 4.33 Operating leverage, Adjusted (non-GAAP) 4.0599999999999997 6.6500000000000004 6.08 Efficiency ratio and efficiency ratio, Adjusted: Efficiency ratio C/A 0.59409999999999996 0.61939999999999995 0.61680000000000001 0.62180000000000002 0.62880000000000003 -,253 bps -,347 bps 0.6099 0.64359999999999995 -,337 bps Efficiency ratio, Adjusted (non-GAAP) D/B 59.41 61.94 61.68 62.18 63.31 -,253 bps -,390 bps 60.99 64.540000000000006 -,355 bps Return on average common equity and return on average common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Return on average common equity G/I 6.8699999999999997 6.4799999999999996 6.5199999999999994 5.7000000000000002 5.8200000000000002 39 bps 105 bps 6.6299999999999998 5.0799999999999998 155 bps Return on average common equity, Adjusted (non-GAAP) H/I 6.87 6.48 6.52 5.7 5.44 39 bps 143 bps 6.63 4.95 168 bps Return on average tangible common equity and return on average tangible common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible common equity J $13,376 $13,309 $13,115 $13,291 $13,442 $67 0.01 $-66 —% $13,268 $13,332 $-64 —% Return on average tangible common equity G/J 0.1013 9.5699999999999993 9.6799999999999997 8.43 8.5800000000000001 56 bps 155 bps 9.8000000000000004 7.51 229 bps Return on average tangible common equity, Adjusted (non-GAAP) H/J 10.130000000000001 9.57 9.68 8.43 8.02 56 bps 211 bps 9.8000000000000007 7.32 248 bps Return on average total assets and return on average total assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $-64 0.05 Return on average total assets E/K .91999999999999998 .85000000000000006 .86999999999999994 .76 .82000000000000007 7 bps 10 bps .88000000000000005 .71999999999999998 16 bps Return on average total assets, Adjusted (non-GAAP) F/K 0.92 0.85 0.87 0.76 0.77 7 bps 15 bps 0.88 0.7 18 bps Return on average total tangible assets and return on average total tangible assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible assets L $,143,660 $,143,528 $,142,441 $,140,961 $,138,031 $132 —% $5,629 0.04 $,143,214 $,135,412 $7,802 0.06 Return on average total tangible assets E/L .95999999999999992 .88999999999999999 .91000000000000004 .79000000000000008 .86 7 bps 10 bps .91999999999999998 .74999999999999997 17 bps Return on average total tangible assets, Adjusted (non-GAAP) F/L 0.96 0.89 0.91 0.79 0.8 7 bps 16 bps 0.92 0.73 19 bps KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Tangible book value per common share: Common shares - at end of period (GAAP) M ,499,505,285 ,505,880,851 ,509,515,646 ,511,954,871 ,518,148,345 -6,375,566 -0.01 ,-18,643,060 -0.04 ,499,505,285 ,518,148,345 ,-18,643,060 -0.04 Common stockholders' equity (GAAP) $19,862 $19,817 $19,600 $19,499 $19,934 $45 — $-72 — $19,862 $19,934 $-72 — Less: Goodwill (GAAP) 6,887 6,887 6,876 6,876 6,876 — — 11 — 6,887 6,876 11 — Less: Other intangible assets (GAAP) 2 2 — 1 1 — — 1 100 2 1 1 100 Add: Deferred tax liabilities related to goodwill (GAAP) 539 535 534 532 519 4 1 20 4 539 519 20 4 Tangible common equity N $13,512 $13,463 $13,258 $13,154 $13,576 $49 —% $-64 —% $13,512 $13,576 $-64 —% Tangible book value per common share N/M 27.05 26.61 26.02 25.69 26.2 0.44 0.02 0.85 0.03 27.05 26.2 0.85 0.03 Net income per average common share - basic and diluted, Adjusted: Average common shares outstanding - basic (GAAP) O ,500,861,076 ,506,371,846 ,509,451,450 ,512,015,920 ,519,458,976 -5,510,770 -0.01 ,-18,597,900 -0.04 ,505,529,991 ,525,477,273 ,-19,947,282 -0.04 Average common shares outstanding - diluted (GAAP) P ,502,157,384 ,507,414,122 ,511,348,200 ,513,897,085 ,521,122,466 -5,256,738 -1 ,-18,965,082 -4 ,507,062,805 ,527,261,384 ,-20,198,579 -4 Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7 $51 18 $972 $749 $223 30 Net income per average common share - basic (GAAP) G/O 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.43 0.49 34 Net income per average common share - diluted (GAAP) G/P 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.42 0.5 35 Net income available to common stockholders, Adjusted (non-GAAP) H 341 318 313 282 271 23 7 70 26 972 730 242 33 Net income per average common share - basic, Adjusted (non-GAAP) H/O 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Net income per average common share - diluted, Adjusted (non-GAAP) H/P 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Pro forma U.S. Basel III fully phased-in common equity tier 1 capital ratio1: Common equity tier 1 capital (regulatory) $14,093 $14,057 $13,941 $13,822 $13,763 Less: Change in DTA and other threshold deductions (GAAP) — — — — — Pro forma Basel III fully phased-in common equity tier 1 capital Q $14,093 $14,057 $13,941 $13,822 $13,763 Risk-weighted assets (regulatory general risk weight approach) $,127,204 $,125,774 $,124,881 $,123,857 $,121,612 Add: Net change in credit and other risk-weighted assets (regulatory) 251 249 247 244 228 Pro forma Basel III standardized approach risk-weighted assets R $,127,455 $,126,023 $,125,128 $,124,101 $,121,840 Pro forma Basel III fully phased-in common equity tier 1 capital ratio1 Q/R 0.111 0.112 0.111 0.111 0.113 1 U.S. Basel III ratios assume certain definitions impacting qualifying U.S. Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015. KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Other income, Adjusted Other income (GAAP) $18 $2 $24 $25 $87 $16 NM $-69 -0.79 $44 $122 $-78 -0.64 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Other income, Adjusted (non-GAAP) $18 $2 $24 $25 $20 $16 NM $-2 -0.1 $44 $55 $-11 -0.2 Salaries and employee benefits, Adjusted: Salaries and employee benefits (GAAP) $436 $432 $444 $420 $432 $4 0.01 $4 0.01 $1,312 $1,289 $23 0.02 Less: Notable items — — — — 11 — — -11 -,100 — 11 -11 -,100 Salaries and employee benefits, Adjusted (non-GAAP) $436 $432 $444 $420 $421 $4 0.01 $15 0.04 $1,312 $1,278 $34 0.03 Outside services, Adjusted: Outside services (GAAP) $99 $96 $91 $98 $102 $3 0.03 $-3 -0.03 $286 $279 $7 0.03 Less: Notable items — — — — 8 — — -8 -,100 — 8 -8 -,100 Outside services, Adjusted (non-GAAP) $99 $96 $91 $98 $94 $3 0.03 $5 0.05 $286 $271 $15 0.06 Occupancy, Adjusted: Occupancy (GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Less: Notable items — — — — — — — — — $— — — — — Occupancy, Adjusted (non-GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Equipment expense, Adjusted: Equipment expense (GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Less: Notable items — — — — — — — — — — — — — Equipment expense, Adjusted (non-GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Amortization of software, Adjusted: Amortization of software (GAAP) $45 $45 $44 $44 $46 $— —% $-1 -0.02 $134 $126 $8 0.06 Less: Notable items — — — — 3 — — -3 -,100 — 3 -3 -,100 Amortization of software, Adjusted (non-GAAP) $45 $45 $44 $44 $43 $— —% $2 0.05 $134 $123 $11 0.09 Other operating expense, Adjusted: Other operating expense (GAAP) $135 $148 $126 $139 $144 $-13 -0.09 $-9 -0.06 $409 $387 $22 0.06 Less: Notable items — — — — 14 — — -14 -,100 — 14 -14 -,100 Other operating expense, Adjusted (non-GAAP) $135 $148 $126 $139 $130 $-13 -0.09 $5 0.04 $409 $373 $36 0.1

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Noninterest income, Adjusted: Noninterest income (GAAP) $381 $370 $379 $377 $435 $11 0.03 $-54 -0.12 $1,130 $1,120 $10 0.01 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Noninterest income, Adjusted (non-GAAP) $381 $370 $379 $377 $368 $11 0.03 $13 0.04 $1,130 $1,053 $77 7.0000000000000007E-2 Total revenue, Adjusted: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Noninterest expense, Adjusted: Noninterest expense (GAAP) C $858 $864 $854 $847 $867 $-6 -0.01 $-9 -0.01 $2,576 $2,505 $71 0.03 Less: Notable items — — — — 36 — — -36 -,100 — 36 -36 -,100 Noninterest expense, Adjusted (non-GAAP) D $858 $864 $854 $847 $831 $-6 -0.01 $27 0.03 $2,576 $2,469 $107 0.04 Pre-provision profit: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -1 -9 -1 2,576 2,505 71 3 Pre-provision profit (GAAP) $585 $532 $530 $516 $513 $53 0.1 $72 0.14000000000000001 $1,647 $1,387 $260 0.19 Pre-provision profit, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -1 27 3 2,576 2,469 107 4 Pre-provision profit, Adjusted (non-GAAP) $585 $532 $530 $516 $482 $53 0.1 $103 0.21 $1,647 $1,356 $291 0.21 Income before income tax expense, Adjusted: Income before income tax expense (GAAP) $513 $462 $434 $414 $427 $51 0.11 $86 0.2 $1,409 $1,120 $289 0.26 Less: Income before income tax expense (benefit) related to notable items — — — — 31 — — -31 -,100 — 31 -31 -,100 Income before income tax expense, Adjusted (non-GAAP) $513 $462 $434 $414 $396 $51 0.11 $117 0.3 $1,409 $1,089 $320 0.28999999999999998 Income tax expense, Adjusted: Income tax expense (GAAP) $165 $144 $114 $132 $130 $21 0.15 $35 0.27 $423 $357 $66 0.18 Less: Income tax expense (benefit) related to notable items — — — — 12 — — -12 -,100 — 12 -12 -,100 Income tax expense, Adjusted (non-GAAP) $165 $144 $114 $132 $118 $21 0.15 $47 0.4 $423 $345 $78 0.23 Net income, Adjusted: Net income (GAAP) E $348 $318 $320 $282 $297 $30 0.09 $51 0.17 $986 $763 $223 0.28999999999999998 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income, Adjusted (non-GAAP) F $348 $318 $320 $282 $278 $30 0.09 $70 0.25 $986 $744 $242 0.33 Net income available to common stockholders, Adjusted: Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7.0000000000000007E-2 $51 0.18 $972 $749 $223 0.3 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income available to common stockholders, Adjusted (non-GAAP) H $341 $318 $313 $282 $271 $23 7.0000000000000007E-2 $70 0.26 $972 $730 $242 0.33 KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 3.3700000000000001 $63 4.5699999999999998 $4,223 $3,892 $331 8.5000000000000006 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -0.69 -9 -1.04 2,576 2,505 71 2.83 Operating leverage 4.0599999999999997 5.6099999999999997 5.67 Operating leverage, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 3.3700000000000001 $130 9.9000000000000005 $4,223 $3,825 $398 0.1041 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -0.69 27 3.25 2,576 2,469 107 4.33 Operating leverage, Adjusted (non-GAAP) 4.0599999999999997 6.6500000000000004 6.08 Efficiency ratio and efficiency ratio, Adjusted: Efficiency ratio C/A 0.59409999999999996 0.61939999999999995 0.61680000000000001 0.62180000000000002 0.62880000000000003 -,253 bps -,347 bps 0.6099 0.64359999999999995 -,337 bps Efficiency ratio, Adjusted (non-GAAP) D/B 59.41 61.94 61.68 62.18 63.31 -,253 bps -,390 bps 60.99 64.540000000000006 -,355 bps Return on average common equity and return on average common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Return on average common equity G/I 6.8699999999999997 6.4799999999999996 6.5199999999999994 5.7000000000000002 5.8200000000000002 39 bps 105 bps 6.6299999999999998 5.0799999999999998 155 bps Return on average common equity, Adjusted (non-GAAP) H/I 6.87 6.48 6.52 5.7 5.44 39 bps 143 bps 6.63 4.95 168 bps Return on average tangible common equity and return on average tangible common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible common equity J $13,376 $13,309 $13,115 $13,291 $13,442 $67 0.01 $-66 —% $13,268 $13,332 $-64 —% Return on average tangible common equity G/J 0.1013 9.5699999999999993 9.6799999999999997 8.43 8.5800000000000001 56 bps 155 bps 9.8000000000000004 7.51 229 bps Return on average tangible common equity, Adjusted (non-GAAP) H/J 10.130000000000001 9.57 9.68 8.43 8.02 56 bps 211 bps 9.8000000000000007 7.32 248 bps Return on average total assets and return on average total assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $-64 0.05 Return on average total assets E/K .91999999999999998 .85000000000000006 .86999999999999994 .76 .82000000000000007 7 bps 10 bps .88000000000000005 .71999999999999998 16 bps Return on average total assets, Adjusted (non-GAAP) F/K 0.92 0.85 0.87 0.76 0.77 7 bps 15 bps 0.88 0.7 18 bps Return on average total tangible assets and return on average total tangible assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible assets L $,143,660 $,143,528 $,142,441 $,140,961 $,138,031 $132 —% $5,629 0.04 $,143,214 $,135,412 $7,802 0.06 Return on average total tangible assets E/L .95999999999999992 .88999999999999999 .91000000000000004 .79000000000000008 .86 7 bps 10 bps .91999999999999998 .74999999999999997 17 bps Return on average total tangible assets, Adjusted (non-GAAP) F/L 0.96 0.89 0.91 0.79 0.8 7 bps 16 bps 0.92 0.73 19 bps KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Tangible book value per common share: Common shares - at end of period (GAAP) M ,499,505,285 ,505,880,851 ,509,515,646 ,511,954,871 ,518,148,345 -6,375,566 -0.01 ,-18,643,060 -0.04 ,499,505,285 ,518,148,345 ,-18,643,060 -0.04 Common stockholders' equity (GAAP) $19,862 $19,817 $19,600 $19,499 $19,934 $45 — $-72 — $19,862 $19,934 $-72 — Less: Goodwill (GAAP) 6,887 6,887 6,876 6,876 6,876 — — 11 — 6,887 6,876 11 — Less: Other intangible assets (GAAP) 2 2 — 1 1 — — 1 100 2 1 1 100 Add: Deferred tax liabilities related to goodwill (GAAP) 539 535 534 532 519 4 1 20 4 539 519 20 4 Tangible common equity N $13,512 $13,463 $13,258 $13,154 $13,576 $49 —% $-64 —% $13,512 $13,576 $-64 —% Tangible book value per common share N/M 27.05 26.61 26.02 25.69 26.2 0.44 0.02 0.85 0.03 27.05 26.2 0.85 0.03 Net income per average common share - basic and diluted, Adjusted: Average common shares outstanding - basic (GAAP) O ,500,861,076 ,506,371,846 ,509,451,450 ,512,015,920 ,519,458,976 -5,510,770 -0.01 ,-18,597,900 -0.04 ,505,529,991 ,525,477,273 ,-19,947,282 -0.04 Average common shares outstanding - diluted (GAAP) P ,502,157,384 ,507,414,122 ,511,348,200 ,513,897,085 ,521,122,466 -5,256,738 -1 ,-18,965,082 -4 ,507,062,805 ,527,261,384 ,-20,198,579 -4 Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7 $51 18 $972 $749 $223 30 Net income per average common share - basic (GAAP) G/O 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.43 0.49 34 Net income per average common share - diluted (GAAP) G/P 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.42 0.5 35 Net income available to common stockholders, Adjusted (non-GAAP) H 341 318 313 282 271 23 7 70 26 972 730 242 33 Net income per average common share - basic, Adjusted (non-GAAP) H/O 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Net income per average common share - diluted, Adjusted (non-GAAP) H/P 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Pro forma U.S. Basel III fully phased-in common equity tier 1 capital ratio1: Common equity tier 1 capital (regulatory) $14,093 $14,057 $13,941 $13,822 $13,763 Less: Change in DTA and other threshold deductions (GAAP) — — — — — Pro forma Basel III fully phased-in common equity tier 1 capital Q $14,093 $14,057 $13,941 $13,822 $13,763 Risk-weighted assets (regulatory general risk weight approach) $,127,204 $,125,774 $,124,881 $,123,857 $,121,612 Add: Net change in credit and other risk-weighted assets (regulatory) 251 249 247 244 228 Pro forma Basel III standardized approach risk-weighted assets R $,127,455 $,126,023 $,125,128 $,124,101 $,121,840 Pro forma Basel III fully phased-in common equity tier 1 capital ratio1 Q/R 0.111 0.112 0.111 0.111 0.113 1 U.S. Basel III ratios assume certain definitions impacting qualifying U.S. Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015. KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Other income, Adjusted Other income (GAAP) $18 $2 $24 $25 $87 $16 NM $-69 -0.79 $44 $122 $-78 -0.64 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Other income, Adjusted (non-GAAP) $18 $2 $24 $25 $20 $16 NM $-2 -0.1 $44 $55 $-11 -0.2 Salaries and employee benefits, Adjusted: Salaries and employee benefits (GAAP) $436 $432 $444 $420 $432 $4 0.01 $4 0.01 $1,312 $1,289 $23 0.02 Less: Notable items — — — — 11 — — -11 -,100 — 11 -11 -,100 Salaries and employee benefits, Adjusted (non-GAAP) $436 $432 $444 $420 $421 $4 0.01 $15 0.04 $1,312 $1,278 $34 0.03 Outside services, Adjusted: Outside services (GAAP) $99 $96 $91 $98 $102 $3 0.03 $-3 -0.03 $286 $279 $7 0.03 Less: Notable items — — — — 8 — — -8 -,100 — 8 -8 -,100 Outside services, Adjusted (non-GAAP) $99 $96 $91 $98 $94 $3 0.03 $5 0.05 $286 $271 $15 0.06 Occupancy, Adjusted: Occupancy (GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Less: Notable items — — — — — — — — — $— — — — — Occupancy, Adjusted (non-GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Equipment expense, Adjusted: Equipment expense (GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Less: Notable items — — — — — — — — — — — — — Equipment expense, Adjusted (non-GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Amortization of software, Adjusted: Amortization of software (GAAP) $45 $45 $44 $44 $46 $— —% $-1 -0.02 $134 $126 $8 0.06 Less: Notable items — — — — 3 — — -3 -,100 — 3 -3 -,100 Amortization of software, Adjusted (non-GAAP) $45 $45 $44 $44 $43 $— —% $2 0.05 $134 $123 $11 0.09 Other operating expense, Adjusted: Other operating expense (GAAP) $135 $148 $126 $139 $144 $-13 -0.09 $-9 -0.06 $409 $387 $22 0.06 Less: Notable items — — — — 14 — — -14 -,100 — 14 -14 -,100 Other operating expense, Adjusted (non-GAAP) $135 $148 $126 $139 $130 $-13 -0.09 $5 0.04 $409 $373 $36 0.1

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data 1 Per the final transition provision rule issued by banking regulators on November 21, 2017, U.S. Basel III ratio definitions impacting risk weighted assets and qualifying U.S. Basel III Capital will be fully phased in as of January 1, 2018. KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Noninterest income, Adjusted: Noninterest income (GAAP) $381 $370 $379 $377 $435 $11 0.03 $-54 -0.12 $1,130 $1,120 $10 0.01 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Noninterest income, Adjusted (non-GAAP) $381 $370 $379 $377 $368 $11 0.03 $13 0.04 $1,130 $1,053 $77 7.0000000000000007E-2 Total revenue, Adjusted: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Noninterest expense, Adjusted: Noninterest expense (GAAP) C $858 $864 $854 $847 $867 $-6 -0.01 $-9 -0.01 $2,576 $2,505 $71 0.03 Less: Notable items — — — — 36 — — -36 -,100 — 36 -36 -,100 Noninterest expense, Adjusted (non-GAAP) D $858 $864 $854 $847 $831 $-6 -0.01 $27 0.03 $2,576 $2,469 $107 0.04 Pre-provision profit: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -1 -9 -1 2,576 2,505 71 3 Pre-provision profit (GAAP) $585 $532 $530 $516 $513 $53 0.1 $72 0.14000000000000001 $1,647 $1,387 $260 0.19 Pre-provision profit, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -1 27 3 2,576 2,469 107 4 Pre-provision profit, Adjusted (non-GAAP) $585 $532 $530 $516 $482 $53 0.1 $103 0.21 $1,647 $1,356 $291 0.21 Income before income tax expense, Adjusted: Income before income tax expense (GAAP) $513 $462 $434 $414 $427 $51 0.11 $86 0.2 $1,409 $1,120 $289 0.26 Less: Income before income tax expense (benefit) related to notable items — — — — 31 — — -31 -,100 — 31 -31 -,100 Income before income tax expense, Adjusted (non-GAAP) $513 $462 $434 $414 $396 $51 0.11 $117 0.3 $1,409 $1,089 $320 0.28999999999999998 Income tax expense, Adjusted: Income tax expense (GAAP) $165 $144 $114 $132 $130 $21 0.15 $35 0.27 $423 $357 $66 0.18 Less: Income tax expense (benefit) related to notable items — — — — 12 — — -12 -,100 — 12 -12 -,100 Income tax expense, Adjusted (non-GAAP) $165 $144 $114 $132 $118 $21 0.15 $47 0.4 $423 $345 $78 0.23 Net income, Adjusted: Net income (GAAP) E $348 $318 $320 $282 $297 $30 0.09 $51 0.17 $986 $763 $223 0.28999999999999998 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income, Adjusted (non-GAAP) F $348 $318 $320 $282 $278 $30 0.09 $70 0.25 $986 $744 $242 0.33 Net income available to common stockholders, Adjusted: Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7.0000000000000007E-2 $51 0.18 $972 $749 $223 0.3 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income available to common stockholders, Adjusted (non-GAAP) H $341 $318 $313 $282 $271 $23 7.0000000000000007E-2 $70 0.26 $972 $730 $242 0.33 KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 3.3700000000000001 $63 4.5699999999999998 $4,223 $3,892 $331 8.5000000000000006 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -0.69 -9 -1.04 2,576 2,505 71 2.83 Operating leverage 4.0599999999999997 5.6099999999999997 5.67 Operating leverage, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 3.3700000000000001 $130 9.9000000000000005 $4,223 $3,825 $398 0.1041 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -0.69 27 3.25 2,576 2,469 107 4.33 Operating leverage, Adjusted (non-GAAP) 4.0599999999999997 6.6500000000000004 6.08 Efficiency ratio and efficiency ratio, Adjusted: Efficiency ratio C/A 0.59409999999999996 0.61939999999999995 0.61680000000000001 0.62180000000000002 0.62880000000000003 -,253 bps -,347 bps 0.6099 0.64359999999999995 -,337 bps Efficiency ratio, Adjusted (non-GAAP) D/B 59.41 61.94 61.68 62.18 63.31 -,253 bps -,390 bps 60.99 64.540000000000006 -,355 bps Return on average common equity and return on average common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Return on average common equity G/I 6.8699999999999997 6.4799999999999996 6.5199999999999994 5.7000000000000002 5.8200000000000002 39 bps 105 bps 6.6299999999999998 5.0799999999999998 155 bps Return on average common equity, Adjusted (non-GAAP) H/I 6.87 6.48 6.52 5.7 5.44 39 bps 143 bps 6.63 4.95 168 bps Return on average tangible common equity and return on average tangible common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible common equity J $13,376 $13,309 $13,115 $13,291 $13,442 $67 0.01 $-66 —% $13,268 $13,332 $-64 —% Return on average tangible common equity G/J 0.1013 9.5699999999999993 9.6799999999999997 8.43 8.5800000000000001 56 bps 155 bps 9.8000000000000004 7.51 229 bps Return on average tangible common equity, Adjusted (non-GAAP) H/J 10.130000000000001 9.57 9.68 8.43 8.02 56 bps 211 bps 9.8000000000000007 7.32 248 bps Return on average total assets and return on average total assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $-64 0.05 Return on average total assets E/K .91999999999999998 .85000000000000006 .86999999999999994 .76 .82000000000000007 7 bps 10 bps .88000000000000005 .71999999999999998 16 bps Return on average total assets, Adjusted (non-GAAP) F/K 0.92 0.85 0.87 0.76 0.77 7 bps 15 bps 0.88 0.7 18 bps Return on average total tangible assets and return on average total tangible assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible assets L $,143,660 $,143,528 $,142,441 $,140,961 $,138,031 $132 —% $5,629 0.04 $,143,214 $,135,412 $7,802 0.06 Return on average total tangible assets E/L .95999999999999992 .88999999999999999 .91000000000000004 .79000000000000008 .86 7 bps 10 bps .91999999999999998 .74999999999999997 17 bps Return on average total tangible assets, Adjusted (non-GAAP) F/L 0.96 0.89 0.91 0.79 0.8 7 bps 16 bps 0.92 0.73 19 bps KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Tangible book value per common share: Common shares - at end of period (GAAP) M ,499,505,285 ,505,880,851 ,509,515,646 ,511,954,871 ,518,148,345 -6,375,566 -0.01 ,-18,643,060 -0.04 ,499,505,285 ,518,148,345 ,-18,643,060 -0.04 Common stockholders' equity (GAAP) $19,862 $19,817 $19,600 $19,499 $19,934 $45 — $-72 — $19,862 $19,934 $-72 — Less: Goodwill (GAAP) 6,887 6,887 6,876 6,876 6,876 — — 11 — 6,887 6,876 11 — Less: Other intangible assets (GAAP) 2 2 — 1 1 — — 1 100 2 1 1 100 Add: Deferred tax liabilities related to goodwill (GAAP) 539 535 534 532 519 4 1 20 4 539 519 20 4 Tangible common equity N $13,512 $13,463 $13,258 $13,154 $13,576 $49 —% $-64 —% $13,512 $13,576 $-64 —% Tangible book value per common share N/M 27.05 26.61 26.02 25.69 26.2 0.44 0.02 0.85 0.03 27.05 26.2 0.85 0.03 Net income per average common share - basic and diluted, Adjusted: Average common shares outstanding - basic (GAAP) O ,500,861,076 ,506,371,846 ,509,451,450 ,512,015,920 ,519,458,976 -5,510,770 -0.01 ,-18,597,900 -0.04 ,505,529,991 ,525,477,273 ,-19,947,282 -0.04 Average common shares outstanding - diluted (GAAP) P ,502,157,384 ,507,414,122 ,511,348,200 ,513,897,085 ,521,122,466 -5,256,738 -1 ,-18,965,082 -4 ,507,062,805 ,527,261,384 ,-20,198,579 -4 Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7 $51 18 $972 $749 $223 30 Net income per average common share - basic (GAAP) G/O 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.43 0.49 34 Net income per average common share - diluted (GAAP) G/P 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.42 0.5 35 Net income available to common stockholders, Adjusted (non-GAAP) H 341 318 313 282 271 23 7 70 26 972 730 242 33 Net income per average common share - basic, Adjusted (non-GAAP) H/O 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Net income per average common share - diluted, Adjusted (non-GAAP) H/P 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Pro forma U.S. Basel III fully phased-in common equity tier 1 capital ratio1: Common equity tier 1 capital (regulatory) $14,093 $14,057 $13,941 $13,822 $13,763 Less: Change in DTA and other threshold deductions (GAAP) — — — — — Pro forma Basel III fully phased-in common equity tier 1 capital Q $14,093 $14,057 $13,941 $13,822 $13,763 Risk-weighted assets (regulatory general risk weight approach) $,127,204 $,125,774 $,124,881 $,123,857 $,121,612 Add: Net change in credit and other risk-weighted assets (regulatory) 251 249 247 244 228 Pro forma Basel III standardized approach risk-weighted assets R $,127,455 $,126,023 $,125,128 $,124,101 $,121,840 Pro forma Basel III fully phased-in common equity tier 1 capital ratio1 Q/R 0.111 0.112 0.111 0.111 0.113 1 U.S. Basel III ratios assume certain definitions impacting qualifying U.S. Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015. KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Other income, Adjusted Other income (GAAP) $18 $2 $24 $25 $87 $16 NM $-69 -0.79 $44 $122 $-78 -0.64 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Other income, Adjusted (non-GAAP) $18 $2 $24 $25 $20 $16 NM $-2 -0.1 $44 $55 $-11 -0.2 Salaries and employee benefits, Adjusted: Salaries and employee benefits (GAAP) $436 $432 $444 $420 $432 $4 0.01 $4 0.01 $1,312 $1,289 $23 0.02 Less: Notable items — — — — 11 — — -11 -,100 — 11 -11 -,100 Salaries and employee benefits, Adjusted (non-GAAP) $436 $432 $444 $420 $421 $4 0.01 $15 0.04 $1,312 $1,278 $34 0.03 Outside services, Adjusted: Outside services (GAAP) $99 $96 $91 $98 $102 $3 0.03 $-3 -0.03 $286 $279 $7 0.03 Less: Notable items — — — — 8 — — -8 -,100 — 8 -8 -,100 Outside services, Adjusted (non-GAAP) $99 $96 $91 $98 $94 $3 0.03 $5 0.05 $286 $271 $15 0.06 Occupancy, Adjusted: Occupancy (GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Less: Notable items — — — — — — — — — $— — — — — Occupancy, Adjusted (non-GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Equipment expense, Adjusted: Equipment expense (GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Less: Notable items — — — — — — — — — — — — — Equipment expense, Adjusted (non-GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Amortization of software, Adjusted: Amortization of software (GAAP) $45 $45 $44 $44 $46 $— —% $-1 -0.02 $134 $126 $8 0.06 Less: Notable items — — — — 3 — — -3 -,100 — 3 -3 -,100 Amortization of software, Adjusted (non-GAAP) $45 $45 $44 $44 $43 $— —% $2 0.05 $134 $123 $11 0.09 Other operating expense, Adjusted: Other operating expense (GAAP) $135 $148 $126 $139 $144 $-13 -0.09 $-9 -0.06 $409 $387 $22 0.06 Less: Notable items — — — — 14 — — -14 -,100 — 14 -14 -,100 Other operating expense, Adjusted (non-GAAP) $135 $148 $126 $139 $130 $-13 -0.09 $5 0.04 $409 $373 $36 0.1

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,			
						3Q17 Change						2017 Change	
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17		3Q16		2017	2016	2016	
						$	%	$	%			$	%
Other income, Adjusted													
Other income (GAAP)	$18	$2	$24	$25	$87	$16	NM	($69)	(79%)	$44	$122	($78)	(64%)
Less: Notable items	—	—	—	—	67	—	—	(67)	(100)	—	67	(67)	(100)
Other income, Adjusted (non-GAAP)	$18	$2	$24	$25	$20	$16	NM	($2)	(10%)	$44	$55	($11)	(20%)
Salaries and employee benefits, Adjusted:													
Salaries and employee benefits (GAAP)	$436	$432	$444	$420	$432	$4	1%	$4	1 %	$1,312	$1,289	$23	2 %
Less: Notable items	—	—	—	—	11	—	—	(11)	(100)	—	11	(11)	(100)
Salaries and employee benefits, Adjusted (non-GAAP)	$436	$432	$444	$420	$421	$4	1%	$15	4 %	$1,312	$1,278	$34	3 %
Outside services, Adjusted:													
Outside services (GAAP)	$99	$96	$91	$98	$102	$3	3 %	($3)	(3%)	$286	$279	$7	3 %
Less: Notable items	—	—	—	—	8	—	—	(8)	(100)	—	8	(8)	(100)
Outside services, Adjusted (non-GAAP)	$99	$96	$91	$98	$94	$3	3 %	$5	5 %	$286	$271	$15	6 %
Occupancy, Adjusted:													
Occupancy (GAAP)	$78	$79	$82	$77	$78	($1)	(1%)	$—	—%	$239	$230	$9	4 %
Less: Notable items	—	—	—	—	—	—	—	—	—	—	—	—	—
Occupancy, Adjusted (non-GAAP)	$78	$79	$82	$77	$78	($1)	(1%)	$—	—%	$239	$230	$9	4 %
Equipment expense, Adjusted:													
Equipment expense (GAAP)	$65	$64	$67	$69	$65	$1	2%	$—	—%	$196	$194	$2	1 %
Less: Notable items	—	—	—	—	—	—	—	—	—	—	—	—	—
Equipment expense, Adjusted (non-GAAP)	$65	$64	$67	$69	$65	$1	2%	$—	—%	$196	$194	$2	1 %
Amortization of software, Adjusted:													
Amortization of software (GAAP)	$45	$45	$44	$44	$46	$—	—%	($1)	(2%)	$134	$126	$8	6 %
Less: Notable items	—	—	—	—	3	—	—	(3)	(100)	—	3	(3)	(100)
Amortization of software, Adjusted (non-GAAP)	$45	$45	$44	$44	$43	$—	—%	$2	5%	$134	$123	$11	9 %
Other operating expense, Adjusted:													
Other operating expense (GAAP)	$135	$148	$126	$139	$144	($13)	(9%)	($9)	(6%)	$409	$387	$22	6 %
Less: Notable items	—	—	—	—	14	—	—	(14)	(100)	—	14	(14)	(100)
Other operating expense, Adjusted (non-GAAP)	$135	$148	$126	$139	$130	($13)	(9%)	$5	4%	$409	$373	$36	10 %

Citizens Financial Group, Inc.™

25

Key performance metrics, Non-GAAP financial measures and reconciliations – Underlying results $s in millions, except share, per share and ratio data KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Noninterest income, Underlying: Noninterest income (GAAP) $381 $370 $379 $435 $11 0.03 $-54 -0.12 $1,130 $1,120 $10 0.01 Less: Lease impairment credit-related costs — -11 — — 11 100 — — -11 — -11 -,100 Noninterest income, Underlying (non-GAAP) $381 $381 $379 $435 $— —% $-54 -0.12 $1,141 $1,120 $21 0.02 Total revenue, Underlying: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Lease impairment credit-related costs — -11 — — 11 100 — — -11 — -11 -,100 Total revenue, Underlying (non-GAAP) B $1,443 $1,407 $1,384 $1,380 $36 0.03 $63 0.05 $4,234 $3,892 $342 0.09 Noninterest expense, Underlying: Noninterest expense (GAAP) C $858 $864 $854 $867 $-6 -0.01 $-9 -0.01 $2,576 $2,505 $71 0.03 Less: Lease impairment credit-related costs — 15 — — -15 -,100 — — 15 — 15 100 Noninterest expense, Underlying (non-GAAP) D $858 $849 $854 $867 $9 0.01 $-9 -0.01 $2,561 $2,505 $56 0.02 Pre-provision profit, Underlying: Pre-provision profit (GAAP) $585 $532 $530 $513 $53 0.1 $72 0.14000000000000001 $1,647 $1,387 $260 0.19 Less: Lease impairment credit-related costs — -26 — — 26 100 — — -26 — -26 -,100 Pre-provision profit, Underlying (non-GAAP) $585 $558 $530 $513 $27 0.05 $72 0.14000000000000001 $1,673 $1,387 $286 0.21 Total credit-related costs, Underlying: Provision for credit losses (GAAP) $72 $70 $96 $86 $2 0.03 $-14 -0.16 $238 $267 $-29 -0.11 Add: Lease impairment credit-related costs — 26 — — -26 -,100 — — 26 — 26 100 Total credit-related costs, Underlying (non-GAAP) $72 $96 $96 $86 $-24 -0.25 $-14 -0.16 $264 $267 $-3 -0.01 Income before income tax expense (GAAP) E $513 $462 $434 $427 $51 0.11 $86 0.2 $1,409 $1,120 $289 0.26 Income tax expense and effective income tax rate, Underlying: Income tax expense (GAAP) F $165 $144 $114 $130 $21 0.15 $35 0.27 $423 $357 $66 0.18 Less: Settlement of certain state tax matters — — -23 — — — — — -23 — -23 -,100 Income tax expense, Underlying (non-GAAP) G $165 $144 $137 $130 $21 0.15 $35 0.27 $446 $357 $89 0.25 Effective income tax rate (GAAP) F/E 0.32179999999999997 0.31130000000000002 0.2636 0.30459999999999998 105 bps 172 bps 0.3004 0.31869999999999998 -,183 bps Effective income tax rate, Underlying (non-GAAP) G/E 32.18 31.13 31.56 30.46 105 bps 172 bps 31.65 31.87 -22 bps Net income, Underlying: Net income (GAAP) H $348 $318 $320 $297 $30 0.09 $51 0.17 $986 $763 $223 0.28999999999999998 Less: Settlement of certain state tax matters — — 23 — — — — — 23 — 23 100 Net income, Underlying (non-GAAP) I $348 $318 $297 $297 $30 0.09 $51 0.17 $963 $763 $200 0.26 Net income available to common stockholders, Underlying: Net income available to common stockholders (GAAP) J $341 $318 $313 $290 $23 7.0000000000000007E-2 $51 0.18 $972 $749 $223 0.3 Less: Settlement of certain state tax matters — — 23 — — — — — 23 — 23 100 Net income available to common stockholders, Underlying (non-GAAP) K $341 $318 $290 $290 $23 7.0000000000000007E-2 $51 0.18 $949 $749 $200 0.27 KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,380 $47 3.3700000000000001 $63 4.5699999999999998 $4,223 $3,892 $331 8.5000000000000006 Less: Noninterest expense (GAAP) C 858 864 854 867 -6 -0.69 -9 -1.04 2,576 2,505 71 2.83 Operating leverage 4.0599999999999997 5.6099999999999997 5.67 Operating leverage, Underlying: Total revenue, Underlying (non-GAAP) B $1,443 $1,407 $1,384 $1,380 $36 2.5600000000000001 $63 4.5699999999999998 $4,234 $3,892 $342 8.7900000000000006 Less: Noninterest expense, Underlying (non-GAAP) D 858 849 854 867 9 1.06 -9 -1.04 2,561 2,505 56 2.2400000000000002 Operating leverage, Underlying (non-GAAP) 1.4999999999999999 5.6099999999999997 6.5500000000000003 Efficiency ratio and efficiency ratio, Underlying: Efficiency ratio C/A 0.59409999999999996 0.61939999999999995 0.61680000000000001 0.62880000000000003 -,253 bps -,347 bps 0.6099 0.64359999999999995 -,337 bps Efficiency ratio, Underlying (non-GAAP) D/B 59.41 60.36 61.68 62.88 -95 bps -,347 bps 60.47 64.36 -,389 bps Return on average common equity and return on average common equity, Underlying: Average common equity (GAAP) L $19,728 $19,659 $19,460 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Return on average common equity J/L 6.8699999999999997 6.4799999999999996 6.5199999999999994 5.8200000000000002 39 bps 105 bps 6.6299999999999998 5.0799999999999998 155 bps Return on average common equity, Underlying (non-GAAP) K/L 6.87 6.48 6.05 5.82 39 bps 105 bps 6.47 5.08 139 bps Return on average tangible common equity and return on average tangible common equity, Underlying: Average common equity (GAAP) L $19,728 $19,659 $19,460 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 509 3 1 28 6 535 495 40 8 Average tangible common equity M $13,376 $13,309 $13,115 $13,442 $67 0.01 $-66 —% $13,268 $13,332 $-64 —% Return on average tangible common equity J/M 0.1013 9.5699999999999993 9.6799999999999997 8.5800000000000001 56 bps 155 bps 9.8000000000000004 7.51 229 bps Return on average tangible common equity, Underlying (non-GAAP) K/M 10.130000000000001 9.57 8.98 8.58 56 bps 155 bps 9.57 7.51 206 bps Return on average total assets and return on average total assets, Underlying: Average total assets (GAAP) N $,150,012 $,149,878 $,148,786 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Return on average total assets H/N .91999999999999998 .85000000000000006 .86999999999999994 .82000000000000007 7 bps 10 bps .88000000000000005 .71999999999999998 16 bps Return on average total assets, Underlying (non-GAAP) I/N 0.92 0.85 0.81 0.82 7 bps 10 bps 0.86 0.72 14 bps KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Return on average total tangible assets and return on average total tangible assets, Underlying: Average total assets (GAAP) N $,150,012 $,149,878 $,148,786 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 509 3 1 28 6 535 495 40 8 Average tangible assets O $,143,660 $,143,528 $,142,441 $,138,031 $132 —% $5,629 0.04 $,143,214 $,135,412 $7,802 0.06 Return on average total tangible assets H/O .95999999999999992 .88999999999999999 .91000000000000004 .86 7 bps 10 bps .91999999999999998 .74999999999999997 17 bps Return on average total tangible assets, Underlying (non-GAAP) I/O 0.96 0.89 0.85 0.86 7 bps 10 bps 0.9 0.75 15 bps Net income per average common share - basic and diluted, Underlying: Average common shares outstanding - basic (GAAP) P ,500,861,076 ,506,371,846 ,509,451,450 ,519,458,976 -5,510,770 -0.01 ,-18,597,900 -0.04 ,505,529,991 ,525,477,273 ,-19,947,282 -0.04 Average common shares outstanding - diluted (GAAP) Q ,502,157,384 ,507,414,122 ,511,348,200 ,521,122,466 -5,256,738 -1 ,-18,965,082 -4 ,507,062,805 ,527,261,384 ,-20,198,579 -4 Net income available to common stockholders (GAAP) J $341 $318 $313 $290 $23 7 $51 18 $972 $749 $223 30 Net income per average common share - basic (GAAP) J/P 0.68 0.63 0.61 0.56000000000000005 0.05 8 0.12 21 1.92 1.43 0.49 34 Net income per average common share - diluted (GAAP) J/Q 0.68 0.63 0.61 0.56000000000000005 0.05 8 0.12 21 1.92 1.42 0.5 35 Net income available to common stockholders, Underlying (non-GAAP) K 341 318 290 290 23 7 51 18 949 749 200 27 Net income per average common share - basic, Underlying (non-GAAP) K/P 0.68 0.63 0.56999999999999995 0.56000000000000005 0.05 8 0.12 21 1.88 1.43 0.45 31 Net income per average common share - diluted, Underlying (non-GAAP) K/Q 0.68 0.63 0.56999999999999995 0.56000000000000005 0.05 8 0.12 21 1.87 1.42 0.45 32

Key performance metrics, Non-GAAP financial measures and reconciliations – Underlying results $s in millions, except share, per share and ratio data KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Noninterest income, Underlying: Noninterest income (GAAP) $381 $370 $379 $435 $11 0.03 $-54 -0.12 $1,130 $1,120 $10 0.01 Less: Lease impairment credit-related costs — -11 — — 11 100 — — -11 — -11 -,100 Noninterest income, Underlying (non-GAAP) $381 $381 $379 $435 $— —% $-54 -0.12 $1,141 $1,120 $21 0.02 Total revenue, Underlying: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Lease impairment credit-related costs — -11 — — 11 100 — — -11 — -11 -,100 Total revenue, Underlying (non-GAAP) B $1,443 $1,407 $1,384 $1,380 $36 0.03 $63 0.05 $4,234 $3,892 $342 0.09 Noninterest expense, Underlying: Noninterest expense (GAAP) C $858 $864 $854 $867 $-6 -0.01 $-9 -0.01 $2,576 $2,505 $71 0.03 Less: Lease impairment credit-related costs — 15 — — -15 -,100 — — 15 — 15 100 Noninterest expense, Underlying (non-GAAP) D $858 $849 $854 $867 $9 0.01 $-9 -0.01 $2,561 $2,505 $56 0.02 Pre-provision profit, Underlying: Pre-provision profit (GAAP) $585 $532 $530 $513 $53 0.1 $72 0.14000000000000001 $1,647 $1,387 $260 0.19 Less: Lease impairment credit-related costs — -26 — — 26 100 — — -26 — -26 -,100 Pre-provision profit, Underlying (non-GAAP) $585 $558 $530 $513 $27 0.05 $72 0.14000000000000001 $1,673 $1,387 $286 0.21 Total credit-related costs, Underlying: Provision for credit losses (GAAP) $72 $70 $96 $86 $2 0.03 $-14 -0.16 $238 $267 $-29 -0.11 Add: Lease impairment credit-related costs — 26 — — -26 -,100 — — 26 — 26 100 Total credit-related costs, Underlying (non-GAAP) $72 $96 $96 $86 $-24 -0.25 $-14 -0.16 $264 $267 $-3 -0.01 Income before income tax expense (GAAP) E $513 $462 $434 $427 $51 0.11 $86 0.2 $1,409 $1,120 $289 0.26 Income tax expense and effective income tax rate, Underlying: Income tax expense (GAAP) F $165 $144 $114 $130 $21 0.15 $35 0.27 $423 $357 $66 0.18 Less: Settlement of certain state tax matters — — -23 — — — — — -23 — -23 -,100 Income tax expense, Underlying (non-GAAP) G $165 $144 $137 $130 $21 0.15 $35 0.27 $446 $357 $89 0.25 Effective income tax rate (GAAP) F/E 0.32179999999999997 0.31130000000000002 0.2636 0.30459999999999998 105 bps 172 bps 0.3004 0.31869999999999998 -,183 bps Effective income tax rate, Underlying (non-GAAP) G/E 32.18 31.13 31.56 30.46 105 bps 172 bps 31.65 31.87 -22 bps Net income, Underlying: Net income (GAAP) H $348 $318 $320 $297 $30 0.09 $51 0.17 $986 $763 $223 0.28999999999999998 Less: Settlement of certain state tax matters — — 23 — — — — — 23 — 23 100 Net income, Underlying (non-GAAP) I $348 $318 $297 $297 $30 0.09 $51 0.17 $963 $763 $200 0.26 Net income available to common stockholders, Underlying: Net income available to common stockholders (GAAP) J $341 $318 $313 $290 $23 7.0000000000000007E-2 $51 0.18 $972 $749 $223 0.3 Less: Settlement of certain state tax matters — — 23 — — — — — 23 — 23 100 Net income available to common stockholders, Underlying (non-GAAP) K $341 $318 $290 $290 $23 7.0000000000000007E-2 $51 0.18 $949 $749 $200 0.27 KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,380 $47 3.3700000000000001 $63 4.5699999999999998 $4,223 $3,892 $331 8.5000000000000006 Less: Noninterest expense (GAAP) C 858 864 854 867 -6 -0.69 -9 -1.04 2,576 2,505 71 2.83 Operating leverage 4.0599999999999997 5.6099999999999997 5.67 Operating leverage, Underlying: Total revenue, Underlying (non-GAAP) B $1,443 $1,407 $1,384 $1,380 $36 2.5600000000000001 $63 4.5699999999999998 $4,234 $3,892 $342 8.7900000000000006 Less: Noninterest expense, Underlying (non-GAAP) D 858 849 854 867 9 1.06 -9 -1.04 2,561 2,505 56 2.2400000000000002 Operating leverage, Underlying (non-GAAP) 1.4999999999999999 5.6099999999999997 6.5500000000000003 Efficiency ratio and efficiency ratio, Underlying: Efficiency ratio C/A 0.59409999999999996 0.61939999999999995 0.61680000000000001 0.62880000000000003 -,253 bps -,347 bps 0.6099 0.64359999999999995 -,337 bps Efficiency ratio, Underlying (non-GAAP) D/B 59.41 60.36 61.68 62.88 -95 bps -,347 bps 60.47 64.36 -,389 bps Return on average common equity and return on average common equity, Underlying: Average common equity (GAAP) L $19,728 $19,659 $19,460 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Return on average common equity J/L 6.8699999999999997 6.4799999999999996 6.5199999999999994 5.8200000000000002 39 bps 105 bps 6.6299999999999998 5.0799999999999998 155 bps Return on average common equity, Underlying (non-GAAP) K/L 6.87 6.48 6.05 5.82 39 bps 105 bps 6.47 5.08 139 bps Return on average tangible common equity and return on average tangible common equity, Underlying: Average common equity (GAAP) L $19,728 $19,659 $19,460 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 509 3 1 28 6 535 495 40 8 Average tangible common equity M $13,376 $13,309 $13,115 $13,442 $67 0.01 $-66 —% $13,268 $13,332 $-64 —% Return on average tangible common equity J/M 0.1013 9.5699999999999993 9.6799999999999997 8.5800000000000001 56 bps 155 bps 9.8000000000000004 7.51 229 bps Return on average tangible common equity, Underlying (non-GAAP) K/M 10.130000000000001 9.57 8.98 8.58 56 bps 155 bps 9.57 7.51 206 bps Return on average total assets and return on average total assets, Underlying: Average total assets (GAAP) N $,150,012 $,149,878 $,148,786 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Return on average total assets H/N .91999999999999998 .85000000000000006 .86999999999999994 .82000000000000007 7 bps 10 bps .88000000000000005 .71999999999999998 16 bps Return on average total assets, Underlying (non-GAAP) I/N 0.92 0.85 0.81 0.82 7 bps 10 bps 0.86 0.72 14 bps KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Return on average total tangible assets and return on average total tangible assets, Underlying: Average total assets (GAAP) N $,150,012 $,149,878 $,148,786 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 509 3 1 28 6 535 495 40 8 Average tangible assets O $,143,660 $,143,528 $,142,441 $,138,031 $132 —% $5,629 0.04 $,143,214 $,135,412 $7,802 0.06 Return on average total tangible assets H/O .95999999999999992 .88999999999999999 .91000000000000004 .86 7 bps 10 bps .91999999999999998 .74999999999999997 17 bps Return on average total tangible assets, Underlying (non-GAAP) I/O 0.96 0.89 0.85 0.86 7 bps 10 bps 0.9 0.75 15 bps Net income per average common share - basic and diluted, Underlying: Average common shares outstanding - basic (GAAP) P ,500,861,076 ,506,371,846 ,509,451,450 ,519,458,976 -5,510,770 -0.01 ,-18,597,900 -0.04 ,505,529,991 ,525,477,273 ,-19,947,282 -0.04 Average common shares outstanding - diluted (GAAP) Q ,502,157,384 ,507,414,122 ,511,348,200 ,521,122,466 -5,256,738 -1 ,-18,965,082 -4 ,507,062,805 ,527,261,384 ,-20,198,579 -4 Net income available to common stockholders (GAAP) J $341 $318 $313 $290 $23 7 $51 18 $972 $749 $223 30 Net income per average common share - basic (GAAP) J/P 0.68 0.63 0.61 0.56000000000000005 0.05 8 0.12 21 1.92 1.43 0.49 34 Net income per average common share - diluted (GAAP) J/Q 0.68 0.63 0.61 0.56000000000000005 0.05 8 0.12 21 1.92 1.42 0.5 35 Net income available to common stockholders, Underlying (non-GAAP) K 341 318 290 290 23 7 51 18 949 749 200 27 Net income per average common share - basic, Underlying (non-GAAP) K/P 0.68 0.63 0.56999999999999995 0.56000000000000005 0.05 8 0.12 21 1.88 1.43 0.45 31 Net income per average common share - diluted, Underlying (non-GAAP) K/Q 0.68 0.63 0.56999999999999995 0.56000000000000005 0.05 8 0.12 21 1.87 1.42 0.45 32

Key performance metrics, Non-GAAP financial measures and reconciliations – Underlying results $s in millions, except share, per share and ratio data KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Noninterest income, Underlying: Noninterest income (GAAP) $381 $370 $379 $435 $11 0.03 $-54 -0.12 $1,130 $1,120 $10 0.01 Less: Lease impairment credit-related costs — -11 — — 11 100 — — -11 — -11 -,100 Noninterest income, Underlying (non-GAAP) $381 $381 $379 $435 $— —% $-54 -0.12 $1,141 $1,120 $21 0.02 Total revenue, Underlying: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Lease impairment credit-related costs — -11 — — 11 100 — — -11 — -11 -,100 Total revenue, Underlying (non-GAAP) B $1,443 $1,407 $1,384 $1,380 $36 0.03 $63 0.05 $4,234 $3,892 $342 0.09 Noninterest expense, Underlying: Noninterest expense (GAAP) C $858 $864 $854 $867 $-6 -0.01 $-9 -0.01 $2,576 $2,505 $71 0.03 Less: Lease impairment credit-related costs — 15 — — -15 -,100 — — 15 — 15 100 Noninterest expense, Underlying (non-GAAP) D $858 $849 $854 $867 $9 0.01 $-9 -0.01 $2,561 $2,505 $56 0.02 Pre-provision profit, Underlying: Pre-provision profit (GAAP) $585 $532 $530 $513 $53 0.1 $72 0.14000000000000001 $1,647 $1,387 $260 0.19 Less: Lease impairment credit-related costs — -26 — — 26 100 — — -26 — -26 -,100 Pre-provision profit, Underlying (non-GAAP) $585 $558 $530 $513 $27 0.05 $72 0.14000000000000001 $1,673 $1,387 $286 0.21 Total credit-related costs, Underlying: Provision for credit losses (GAAP) $72 $70 $96 $86 $2 0.03 $-14 -0.16 $238 $267 $-29 -0.11 Add: Lease impairment credit-related costs — 26 — — -26 -,100 — — 26 — 26 100 Total credit-related costs, Underlying (non-GAAP) $72 $96 $96 $86 $-24 -0.25 $-14 -0.16 $264 $267 $-3 -0.01 Income before income tax expense (GAAP) E $513 $462 $434 $427 $51 0.11 $86 0.2 $1,409 $1,120 $289 0.26 Income tax expense and effective income tax rate, Underlying: Income tax expense (GAAP) F $165 $144 $114 $130 $21 0.15 $35 0.27 $423 $357 $66 0.18 Less: Settlement of certain state tax matters — — -23 — — — — — -23 — -23 -,100 Income tax expense, Underlying (non-GAAP) G $165 $144 $137 $130 $21 0.15 $35 0.27 $446 $357 $89 0.25 Effective income tax rate (GAAP) F/E 0.32179999999999997 0.31130000000000002 0.2636 0.30459999999999998 105 bps 172 bps 0.3004 0.31869999999999998 -,183 bps Effective income tax rate, Underlying (non-GAAP) G/E 32.18 31.13 31.56 30.46 105 bps 172 bps 31.65 31.87 -22 bps Net income, Underlying: Net income (GAAP) H $348 $318 $320 $297 $30 0.09 $51 0.17 $986 $763 $223 0.28999999999999998 Less: Settlement of certain state tax matters — — 23 — — — — — 23 — 23 100 Net income, Underlying (non-GAAP) I $348 $318 $297 $297 $30 0.09 $51 0.17 $963 $763 $200 0.26 Net income available to common stockholders, Underlying: Net income available to common stockholders (GAAP) J $341 $318 $313 $290 $23 7.0000000000000007E-2 $51 0.18 $972 $749 $223 0.3 Less: Settlement of certain state tax matters — — 23 — — — — — 23 — 23 100 Net income available to common stockholders, Underlying (non-GAAP) K $341 $318 $290 $290 $23 7.0000000000000007E-2 $51 0.18 $949 $749 $200 0.27 KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,380 $47 3.3700000000000001 $63 4.5699999999999998 $4,223 $3,892 $331 8.5000000000000006 Less: Noninterest expense (GAAP) C 858 864 854 867 -6 -0.69 -9 -1.04 2,576 2,505 71 2.83 Operating leverage 4.0599999999999997 5.6099999999999997 5.67 Operating leverage, Underlying: Total revenue, Underlying (non-GAAP) B $1,443 $1,407 $1,384 $1,380 $36 2.5600000000000001 $63 4.5699999999999998 $4,234 $3,892 $342 8.7900000000000006 Less: Noninterest expense, Underlying (non-GAAP) D 858 849 854 867 9 1.06 -9 -1.04 2,561 2,505 56 2.2400000000000002 Operating leverage, Underlying (non-GAAP) 1.4999999999999999 5.6099999999999997 6.5500000000000003 Efficiency ratio and efficiency ratio, Underlying: Efficiency ratio C/A 0.59409999999999996 0.61939999999999995 0.61680000000000001 0.62880000000000003 -,253 bps -,347 bps 0.6099 0.64359999999999995 -,337 bps Efficiency ratio, Underlying (non-GAAP) D/B 59.41 60.36 61.68 62.88 -95 bps -,347 bps 60.47 64.36 -,389 bps Return on average common equity and return on average common equity, Underlying: Average common equity (GAAP) L $19,728 $19,659 $19,460 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Return on average common equity J/L 6.8699999999999997 6.4799999999999996 6.5199999999999994 5.8200000000000002 39 bps 105 bps 6.6299999999999998 5.0799999999999998 155 bps Return on average common equity, Underlying (non-GAAP) K/L 6.87 6.48 6.05 5.82 39 bps 105 bps 6.47 5.08 139 bps Return on average tangible common equity and return on average tangible common equity, Underlying: Average common equity (GAAP) L $19,728 $19,659 $19,460 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 509 3 1 28 6 535 495 40 8 Average tangible common equity M $13,376 $13,309 $13,115 $13,442 $67 0.01 $-66 —% $13,268 $13,332 $-64 —% Return on average tangible common equity J/M 0.1013 9.5699999999999993 9.6799999999999997 8.5800000000000001 56 bps 155 bps 9.8000000000000004 7.51 229 bps Return on average tangible common equity, Underlying (non-GAAP) K/M 10.130000000000001 9.57 8.98 8.58 56 bps 155 bps 9.57 7.51 206 bps Return on average total assets and return on average total assets, Underlying: Average total assets (GAAP) N $,150,012 $,149,878 $,148,786 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Return on average total assets H/N .91999999999999998 .85000000000000006 .86999999999999994 .82000000000000007 7 bps 10 bps .88000000000000005 .71999999999999998 16 bps Return on average total assets, Underlying (non-GAAP) I/N 0.92 0.85 0.81 0.82 7 bps 10 bps 0.86 0.72 14 bps KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Return on average total tangible assets and return on average total tangible assets, Underlying: Average total assets (GAAP) N $,150,012 $,149,878 $,148,786 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 509 3 1 28 6 535 495 40 8 Average tangible assets O $,143,660 $,143,528 $,142,441 $,138,031 $132 —% $5,629 0.04 $,143,214 $,135,412 $7,802 0.06 Return on average total tangible assets H/O .95999999999999992 .88999999999999999 .91000000000000004 .86 7 bps 10 bps .91999999999999998 .74999999999999997 17 bps Return on average total tangible assets, Underlying (non-GAAP) I/O 0.96 0.89 0.85 0.86 7 bps 10 bps 0.9 0.75 15 bps Net income per average common share - basic and diluted, Underlying: Average common shares outstanding - basic (GAAP) P ,500,861,076 ,506,371,846 ,509,451,450 ,519,458,976 -5,510,770 -0.01 ,-18,597,900 -0.04 ,505,529,991 ,525,477,273 ,-19,947,282 -0.04 Average common shares outstanding - diluted (GAAP) Q ,502,157,384 ,507,414,122 ,511,348,200 ,521,122,466 -5,256,738 -1 ,-18,965,082 -4 ,507,062,805 ,527,261,384 ,-20,198,579 -4 Net income available to common stockholders (GAAP) J $341 $318 $313 $290 $23 7 $51 18 $972 $749 $223 30 Net income per average common share - basic (GAAP) J/P 0.68 0.63 0.61 0.56000000000000005 0.05 8 0.12 21 1.92 1.43 0.49 34 Net income per average common share - diluted (GAAP) J/Q 0.68 0.63 0.61 0.56000000000000005 0.05 8 0.12 21 1.92 1.42 0.5 35 Net income available to common stockholders, Underlying (non-GAAP) K 341 318 290 290 23 7 51 18 949 749 200 27 Net income per average common share - basic, Underlying (non-GAAP) K/P 0.68 0.63 0.56999999999999995 0.56000000000000005 0.05 8 0.12 21 1.88 1.43 0.45 31 Net income per average common share - diluted, Underlying (non-GAAP) K/Q 0.68 0.63 0.56999999999999995 0.56000000000000005 0.05 8 0.12 21 1.87 1.42 0.45 32

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		FOR THE THREE MONTHS ENDED																
		SEP. 30 2017	JUN. 30, 2017	MAR. 31, 2017	DEC. 31, 2016	SEP. 30, 2016	JUNE 30, 2016	MAR. 31, 2016	DEC. 31, 2015	SEP. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEP. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEP. 30, 2013
Total revenue, Adjusted:																		
Total revenue (GAAP)	A	$1,443	$1,396	$1,384	$1,363	$1,380	$1,278	$1,234	$1,232	$1,209	$1,200	$1,183	$1,179	$1,161	$1,473	$1,166	$1,158	$1,153
Less: Special items		–	–	–	–	–	–	–	–	–	–	–	–	–	288	–	–	–
Less: Notable items		–	–	–	–	67	–	–	–	–	–	–	–	–	–	–	–	–
Total revenue, Adjusted (non-GAAP)	B	$1,443	$1,398	$1,384	$1,363	$1,313	$1,278	$1,234	$1,232	$1,209	$1,200	$1,183	$1,179	$1,161	$1,185	$1,166	$1,158	$1,153
Noninterest expense, Adjusted:																		
Noninterest expense (GAAP)	C	$858	$864	$854	$847	$867	$827	$811	$810	$798	$841	$810	$824	$810	$948	$810	$818	$788
Less: Restructuring charges and special items		–	–	–	–	–	–	–	–	–	40	10	33	21	115	–	26	–
Less: Notable items		–	–	–	–	36	–	–	–	–	–	–	–	–	–	–	–	–
Noninterest expense, Adjusted (non-GAAP)	D	$858	$864	$854	$847	$831	$827	$811	$810	$798	$801	$800	$791	$789	$833	$810	$792	$788
Efficiency ratio and efficiency ratio, Adjusted:																		
Efficiency ratio	C/A	59.4 %	61.9 %	61.7 %	62.2 %	62.9 %	64.7 %	65.7 %	65.8 %	66.0 %	70.0 %	68.5 %	69.9 %	69.8 %	64.3 %	69.4 %	70.6 %	68.5 %
Efficiency ratio, Adjusted (non-GAAP)	D/B	59.4	61.9	61.7	62.2	63.3	64.7	65.7	65.8	66.0	66.7	67.7	67.1	68.0	70.2	69.4	68.4	68.5
Net income, Adjusted:																		
Net income (GAAP)	E	$348	$318	$320	$282	$297	$243	$223	$221	$220	$190	$209	$197	$189	$313	$166	$152	$144
Add: Restructuring charges and special items, net of income tax expense (benefit)		–	–	–	–	–	–	–	–	–	25	6	20	13	(108)	–	17	–
Add: Notable items, net of income tax expense (benefit)		–	–	–	–	(19)	–	–	–	–	–	–	–	–	–	–	–	–
Net income, Adjusted (non-GAAP)	F	$348	$318	$320	$282	$278	$243	$223	$221	$220	$215	$215	$217	$202	$205	$166	$169	$144
Net income per average common share - diluted, and net income per average common share - diluted, Adjusted																		
Net income available to common stockholders (GAAP)	G	$341	$318	$313	$282	$290	$243	$216	$221	$213	$190	$209	$197	$189	$313	$166	$152	$144
Add: Restructuring charges and special items, net of income tax expense (benefit)		–	–	–	–	–	–	–	–	–	25	6	20	13	(108)	–	17	–
Add: Notable items, net of income tax expense (benefit)		–	–	–	–	(19)	–	–	–	–	–	–	–	–	–	–	–	–
Net income available to common stockholders, Adjusted (non-GAAP)	H	$341	$318	$313	$282	$271	$243	$216	$221	$213	$215	$215	$217	$202	$205	$166	$169	$144
Average common shares outstanding - diluted (GAAP)	P	502,157,384	507,414,122	511,348,200	513,897,085	521,122,466	530,365,203	530,446,188	530,275,673	533,398,158	539,909,366	549,798,717	550,676,298	560,243,747	559,998,324	559,998,324	559,998,324	559,998,324
Net income per average common share - diluted	G/P	$0.68	$0.63	$0.61	$0.55	$0.56	$0.46	$0.41	$0.42	$0.40	$0.35	$0.38	$0.36	$0.34	$0.56	$0.30	$0.27	$0.26
Net income per average common share - diluted, Adjusted (non-GAAP)	H/P	0.68	0.63	0.61	0.55	0.52	0.46	0.41	0.42	0.40	0.40	0.39	0.39	0.36	0.37	0.30	0.30	0.26
Return on average tangible common equity and return on average tangible common equity, Adjusted:																		
Average common equity (GAAP)		$19,728	$19,659	$19,460	$19,645	$19,810	$19,768	$19,567	$19,359	$19,261	$19,391	$19,407	$19,209	$19,411	$19,607	$19,370	$19,364	$19,627
Less: Average goodwill (GAAP)		6,887	6,882	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876
Less: Average other intangibles (GAAP)		2	2	–	1	1	2	3	3	4	5	5	6	6	7	7	8	9
Add: Average deferred tax liabilities related to goodwill (GAAP)		537	534	531	523	509	496	481	468	453	437	422	403	384	369	351	342	325
Average tangible common equity	J	$13,376	$13,309	$13,115	$13,291	$13,442	$13,386	$13,169	$12,948	$12,834	$12,947	$12,948	$12,730	$12,913	$13,093	$12,838	$12,822	$13,067
Return on average tangible common equity	G/J	10.13 %	9.57 %	9.68 %	8.43 %	8.58 %	7.30 %	6.61 %	6.75 %	6.60 %	5.90 %	6.53 %	6.12 %	5.81 %	9.59 %	5.24 %	4.71 %	4.34 %
Return on average tangible common equity, Adjusted (non-GAAP)	H/J	10.13	9.57	9.68	8.43	8.02	7.30	6.61	6.75	6.60	6.67	6.73	6.76	6.22	6.28	5.24	5.24	4.34
Return on average total tangible assets and return on average total tangible assets, Adjusted:																		
Average total assets (GAAP)	K	$150,012	$149,878	$148,786	$147,315	$144,399	$142,179	$138,780	$136,298	$135,103	$135,521	$133,325	$130,671	$128,691	$127,148	$123,904	$120,393	$117,386
Less: Average goodwill (GAAP)		6,887	6,882	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876
Less: Average other intangibles (GAAP)		2	2	–	1	1	2	3	3	4	5	5	6	6	7	7	8	9
Add: Average deferred tax liabilities related to goodwill (GAAP)		537	534	531	523	509	496	481	468	453	437	422	403	384	369	351	342	325
Average tangible assets	L	$143,660	$143,528	$142,441	$140,961	$138,031	$135,797	$132,382	$129,887	$128,676	$129,077	$126,866	$124,192	$122,193	$120,634	$117,372	$113,851	$110,826
Return on average total tangible assets	E/L	0.96 %	0.89 %	0.91 %	0.79 %	0.86 %	0.72 %	0.68 %	0.67 %	0.68 %	0.59 %	0.67 %	0.63 %	0.61 %	1.04 %	0.57 %	0.53 %	0.52 %
Return on average total tangible assets, Adjusted (non-GAAP)	F/L	0.96	0.89	0.91	0.79	0.80	0.72	0.68	0.67	0.68	0.67	0.69	0.69	0.66	0.68	0.57	0.59	0.52
Return on average total assets and return on average total assets, Adjusted:																		
Average total assets (GAAP)	K	$150,012	$149,878	$148,786	$147,315	$144,399	$142,179	$138,780	$136,298	$135,103	$135,521	$133,325	$130,671	$128,691	$127,148	$123,904	$120,393	$117,386
Return on average total assets	E/K	0.92 %	0.85 %	0.87 %	0.76 %	0.82 %	0.69 %	0.65 %	0.64 %	0.65 %	0.56 %	0.63 %	0.60 %	0.58 %	0.99 %	0.54 %	0.50 %	0.49 %
Return on average total assets, Adjusted (non-GAAP)	F/K	0.92	0.85	0.87	0.76	0.77	0.69	0.65	0.64	0.65	0.64	0.65	0.66	0.62	0.65	0.54	0.56	0.49

Citizens Financial Group, Inc.™

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